UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this report is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on November 18, 2015, Reynolds American Inc. (“RAI”) commenced registered offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible holders) of the $3,122,670,000 aggregate principal amount of its outstanding senior notes (the “old notes”) previously issued in private offerings for its newly issued registered notes (the “new notes”). The Exchange Offers expired as of 5:00 p.m., New York City time, on December 17, 2015.

On December 23, 2015, RAI completed the Exchange Offers and, of the total aggregate principal amount of old notes outstanding, $3,112,723,000 or 99.681%, were exchanged for new notes.

The aggregate principal amount of each series of new notes issued in the Exchange Offers, and the interest rates and interest payment and maturity dates for the seven series of new notes (which are the same as for the corresponding series of old notes for which the new notes were issued in exchange), together with the aggregate principal amount of each series of old notes still outstanding after the Expiration Date, are as follows:

Series of New Notes and Interest Rates	Interest Payment Dates	Maturity Dates	Aggregate Principal Amount of Outstanding New Notes	Aggregate Principal Amount of Outstanding Old Notes
3.500% Senior Notes due 2016	February 4 and August 4	August 4, 2016	$414,515,000	$278,000

2.300% Senior Notes due 2017	February 21 and August 21	August 21, 2017	$442,987,000	$4,105,000

8.125% Senior Notes due 2019	June 23 and December 23	June 23, 2019	$666,979,000	$1,710,000

6.875% Senior Notes due 2020	May 1 and November 1	May 1, 2020	$638,467,000	$2,995,000

3.750% Senior Notes due 2023	May 20 and November 20	May 20, 2023	$473,449,000	$240,000

8.125% Senior Notes due 2040	May 1 and November 1	May 1, 2040	$236,733,000	$15,000

7.000% Senior Notes due 2041	February 4 and August 4	August 4, 2041	$239,593,000	$604,000

The old notes were issued in unregistered exchange offers for notes originally issued by Lorillard Tobacco Company. RAI conducted the Exchange Offers to satisfy its obligations under a registration rights agreement entered into at the time the old notes were issued. Each series of new notes is substantially identical to the old notes of the corresponding series, except that the new notes are registered under the Securities Act of 1933 and do not bear any legends restricting transfer, and except that the registration rights and certain additional interest provisions pertaining to the old notes do not apply to the new notes.

The new notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by certain of RAI’s subsidiaries, including RAI’s material domestic subsidiaries,

which are the same guarantors that guarantee its other outstanding senior notes and its revolving credit facility. Any guarantor that is released from its guarantee under RAI’s revolving credit facility, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the new notes and RAI’s other outstanding notes. RAI may redeem the new notes in whole or in part at any time at the applicable redemption price. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of new notes, RAI must offer to repurchase such series. The new notes were issued under RAI’s indenture dated May 31, 2006, as supplemented.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any of RAI’s securities. The Exchange Offers have expired, and are no longer open to participation by any holders of the old notes.

The form of the seven series of new notes is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Reynolds American Inc. new 3.500% Senior Notes due 2016, 2.300% Senior Notes due 2017, 8.125% Senior Notes due 2019, 6.875% Senior Notes due 2020, 3.750% Senior Notes due 2023, 8.125% Senior Notes due 2040, and 7.000% Senior Notes due 2041 (incorporated by reference to Exhibit 4.15 to RAI’s Registration Statement on Form S-4 filed with the Commission on November 4, 2015 (File No. 333-207802))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Reynolds American Inc. new 3.500% Senior Notes due 2016, 2.300% Senior Notes due 2017, 8.125% Senior Notes due 2019, 6.875% Senior Notes due 2020, 3.750% Senior Notes due 2023, 8.125% Senior Notes due 2040, and 7.000% Senior Notes due 2041 (incorporated by reference to Exhibit 4.15 to RAI’s Registration Statement on Form S-4 filed with the Commission on November 4, 2015 (File No. 333-207802))